EXHIBIT 99.1

On November 2, 2016, Nusa Tenggara Partnership B.V., owned 56.25% by Newmont Mining Corporation and its subsidiaries (collectively, “Newmont” or the “Company”) and 43.75% by Nusa Tenggara Mining Corporation (which is majority owned by Sumitomo Corporation), sold its 56% ownership interest in PT Newmont Nusa Tenggara (“PTNNT”), which operates the Batu Hijau copper and gold mine (“Batu Hijau”) in Indonesia, to PT Amman Mineral Internasional (“PTAMI”). In addition, NVL (USA) Limited (“NVL”), a wholly owned subsidiary of the Company, (i) sold a loan made to PT Pukuafu Indah (“PTPI”), secured by PTPI’s 17.8% interest in PTNNT, to PTAMI, and (ii) consented to PT Indonesia Masabaga Investama (“PTIMI”) selling its 2.2% interest in PTNNT to PTAMI with sale proceeds applied toward repayment of an NVL loan to PTIMI. Through these transactions, Newmont effectively sold its 48.5% economic interest in PTNNT to PTAMI and has no remaining interest in PTNNT, other than the contingent payment consideration discussed below.

After distributions to partners, the sales proceeds attributable to Newmont include  $920 million in cash, as well as contingent payments totaling $403 million. The contingent payments include (i) a Metal Price Upside deferred payment of up to $133 million attributable to Newmont, (ii) an Elang Development deferred payment of $118 million attributable to Newmont and (iii) a Contingent Payment of up to $152 million attributable to Newmont. These amounts are determined based on certain metal price, shipment or project development criteria. The Company evaluated all three of the contingent payments and determined that the Elang Development deferred payment and the Contingent Payment both meet the definition of a derivative and have been recorded at their estimated fair value in other non-current assets below.  Changes in the fair value of the derivative instruments will be recorded in net income (loss) from discontinued operations in our condensed consolidated statements of operations.

The following unaudited pro forma condensed consolidated financial statements (the “Pro Forma Financial Statements”)  are based on Newmont’s historical consolidated financial statements as adjusted to give effect to the November 2, 2016 disposition of Batu Hijau. The Pro Forma Financial Statements should be read in conjunction with (i) the accompanying notes to the Pro Forma Financial Statements, (ii) the audited Consolidated Financial Statements and accompanying notes of Newmont contained in its annual report on Form 10-K for the year ended December 31, 2015, filed on February 17, 2016; and (iii) the unaudited condensed consolidated financial statements and accompanying notes of Newmont contained in its quarterly report on Form 10-Q for the three and nine month periods ended September 30, 2016, filed on October 26, 2016.

The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2016 and the years ended December 31, 2015, 2014 and 2013 give effect to the disposition of Batu Hijau as if it had occurred on January 1, 2013. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2016 gives effect to the disposition of Batu Hijau as if it had occurred on September 30, 2016.

The Pro Forma Financial Statements have been prepared using the sale of assets method of accounting under accounting principles generally accepted in the United States. The sale transaction is subject to any potential closing adjustments associated with the sale that have not yet been finalized.

The Pro Forma Financial Statements are based upon available information and certain assumptions considered reasonable by management. They do not necessarily reflect what the Company’s financial condition or results of operations would have been had the disposition occurred on the dates indicated. They also may not be useful in predicting the future financial condition and results of operations of the Company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein.

NEWMONT MINING CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(in millions, except per share)

	Nine months ended September 30, 2016
	Historical
	Consolidated Newmont	Batu Hijau	Pro Forma
Sales	4,922		4,922

Costs and expenses
Costs applicable to sales	2,736		2,736
Depreciation and amortization	892		892
Reclamation and remediation	67		67
Exploration	107		107
Advanced projects, research and development	105		105
General and administrative	178		178
Other expense, net	54		54
	4,139	—	4,139
Other income (expense)
Other income, net	93		93
Interest expense, net	(204)		(204)
	(111)	—	(111)
Income (loss) before income and mining tax and other items	672	—	672
Income and mining tax benefit (expense)	(555)		(555)
Equity income (loss) of affiliates	(8)		(8)
Income (loss) from continuing operations	109	—	109
Income (loss) from discontinued operations, net of tax	(225)	(153)	(72)
Net income (loss)	(116)	(153)	37
Net loss (income) attributable to noncontrolling interests, net of tax
Continuing operations	62		62
Discontinued operations	(229)	(229)	—
	(167)	(229)	62
	(283)	(382)	99

Net income (loss) attributable to Newmont stockholders:
Continuing operations	171		171
Discontinued operations	(454)		(72)
	(283)		99
Income (loss) per common share
Basic:
Continuing operations	0.32		0.32
Discontinued operations	(0.85)		(0.13)
	(0.53)		0.19
Diluted:
Continuing operations	0.32		0.32
Discontinued operations	(0.85)		(0.13)
	(0.53)		0.19

NEWMONT MINING CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(in millions, except per share)

	Year ended December 31, 2015
	Historical
	Consolidated Newmont		Batu Hijau		Pro Forma
Sales	7,729		1,644		6,085

Costs and expenses
Costs applicable to sales	4,350	(1)	772	(1)	3,578
Depreciation and amortization	1,239		137		1,102
Reclamation and remediation	266		13		253
Exploration	156		—		156
Advanced projects, research and development	133		7		126
General and administrative	247	(1)	6	(1)	241
Impairment of long-lived assets	56		—		56
Other expense, net	119	(1)	3	(1)	116
	6,566		938		5,628
Other income (expense)
Other income, net	128		(7)		135
Interest expense, net	(325)		(28)		(297)
	(197)		(35)		(162)
Income (loss) before income and mining tax and other items	966		671		295
Income and mining tax benefit (expense)	(644)		(253)		(391)
Equity income (loss) of affiliates	(45)		—		(45)
Income (loss) from continuing operations	277		418		(141)
Income (loss) from discontinued operations	27		—		27
Net income (loss)	304		418		(114)
Net loss (income) attributable to noncontrolling interests	(84)		(224)		140
Net income (loss) attributable to Newmont stockholders	220		194		26

Net income (loss) attributable to Newmont stockholders:
Continuing operations	193				(1)
Discontinued operations	27				27
	220				26
Income (loss) per common share
Basic:
Continuing operations	0.38				—
Discontinued operations	0.05				0.05
	0.43				0.05
Diluted:
Continuing operations	0.38				—
Discontinued operations	0.05				0.05
	0.43				0.05

NOTE TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Reclassification Adjustment:

(1)

As of January 1, 2016, Newmont reclassified current and historical regional administrative and community development costs of $64 and $38 from Other expense, net to General and administrative and Costs applicable to sales, respectively. These amounts include $5 and $14, respectively, applicable to Batu Hijau for the year ended December 31, 2015.

NEWMONT MINING CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(in millions, except per share)

	Year ended December 31, 2014
	Historical
	Consolidated Newmont		Batu Hijau		Pro Forma
Sales	7,292		473		6,819

Costs and expenses
Costs applicable to sales	4,504	(1)	585	(1)	3,919
Depreciation and amortization	1,229		141		1,088
Reclamation and remediation	154		12		142
Exploration	164		1		163
Advanced projects, research and development	161		2		159
General and administrative	245	(1)	8	(1)	237
Impairment of long-lived assets	26		—		26
Other expense, net	99	(1)	7	(1)	92
	6,582		756		5,826
Other income (expense)
Other income, net	157		(1)		158
Interest expense, net	(361)		(31)		(330)
	(204)		(32)		(172)
Income (loss) before income and mining tax and other items	506		(315)		821
Income and mining tax benefit (expense)	(133)		71		(204)
Equity income (loss) of affiliates	(4)		—		(4)
Income (loss) from continuing operations	369		(244)		613
Income (loss) from discontinued operations	(40)		—		(40)
Net income (loss)	329		(244)		573
Net loss (income) attributable to noncontrolling interests	179		142		37
Net income (loss) attributable to Newmont stockholders	508		(102)		610

Net income (loss) attributable to Newmont stockholders:
Continuing operations	548				650
Discontinued operations	(40)				(40)
	508				610
Income (loss) per common share
Basic:
Continuing operations	1.10				1.30
Discontinued operations	(0.08)				(0.08)
	1.02				1.22
Diluted:
Continuing operations	1.10				1.30
Discontinued operations	(0.08)				(0.08)
	1.02				1.22

NOTE TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Reclassification Adjustment:

(1)

As of January 1, 2016, Newmont reclassified current and historical regional administrative and community development costs of $59 and $47 from Other expense, net to General and administrative and Costs applicable to sales, respectively. These amounts include $7 and $10, respectively, applicable to Batu Hijau for the year ended December 31, 2014.

NEWMONT MINING CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(in millions, except per share)

	Year ended December 31, 2013
	Historical
	Consolidated Newmont		Batu Hijau		Pro Forma
Sales	8,414		523		7,891

Costs and expenses
Costs applicable to sales	5,392	(1)	940	(1)	4,452
Depreciation and amortization	1,362		185		1,177
Reclamation and remediation	81		11		70
Exploration	247		7		240
Advanced projects, research and development	222		7		215
General and administrative	285	(1)	9	(1)	276
Impairment of long-lived assets	4,352		1		4,351
Other expense, net	125	(1)	7	(1)	118
	12,066		1,167		10,899
Other income (expense)
Other income, net	349		11		338
Interest expense, net	(303)		(25)		(278)
	46		(14)		60
Income (loss) before income and mining tax and other items	(3,606)		(658)		(2,948)
Income and mining tax benefit (expense)	755		86		669
Equity income (loss) of affiliates	(5)		—		(5)
Income (loss) from continuing operations	(2,856)		(572)		(2,284)
Income (loss) from discontinued operations	61		—		61
Net income (loss)	(2,795)		(572)		(2,223)
Net loss (income) attributable to noncontrolling interests	261		320		(59)
Net income (loss) attributable to Newmont stockholders	(2,534)		(252)		(2,282)

Net income (loss) attributable to Newmont stockholders:
Continuing operations	(2,595)				(2,343)
Discontinued operations	61				61
	(2,534)				(2,282)
Income (loss) per common share
Basic:
Continuing operations	(5.21)				(4.71)
Discontinued operations	0.12				0.12
	(5.09)				(4.59)
Diluted:
Continuing operations	(5.21)				(4.70)
Discontinued operations	0.12				0.12
	(5.09)				(4.58)

NOTE TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Reclassification Adjustment:

(1)

As of January 1, 2016, Newmont reclassified current and historical regional administrative and community development costs of $82 and $93 from Other expense, net to General and administrative and Costs applicable to sales, respectively. These amounts include $8 and $18, respectively, applicable to Batu Hijau for the year ended December 31, 2013.

NEWMONT MINING CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AT SEPTEMBER 30, 2016

(in millions)

	Historical
	Consolidated Newmont	Batu Hijau	Pro Forma Adjustments		Pro Forma
ASSETS
Cash and cash equivalents	2,099		853	(1)	2,952
Trade receivables	141				141
Other accounts receivables	152				152
Investments	80				80
Inventories	609				609
Stockpiles and ore on leach pads	785				785
Other current assets	123				123
Current assets held for sale	3,124	3,124			—
Current assets	7,113	3,124	853		4,842
Property, plant and mine development, net	13,170				13,170
Investments	239				239
Stockpiles and ore on leach pads	1,877				1,877
Deferred income tax assets	1,295				1,295
Other non-current assets	387		7	(2)	394
Total assets	24,081	3,124	860		21,817

LIABILITIES
Debt	564				564
Accounts payable	304				304
Employee-related benefits	241				241
Income and mining taxes payable	97				97
Other current liabilities	456		(45)	(3)	411
Current liabilities held for sale	874	874			—
Current liabilities	2,536	874	(45)		1,617
Debt	4,552				4,552
Reclamation and remediation liabilities	1,587				1,587
Deferred income tax liabilities	563				563
Employee-related benefits	378				378
Other non-current liabilities	356				356
Total liabilities	9,972	874	(45)		9,053

EQUITY
Newmont stockholders' equity	11,102	905	905	(4)	11,102
Noncontrolling interests	3,007	1,345			1,662
Total equity	14,109	2,250	905		12,764
Total liabilities and equity	24,081	3,124	860		21,817

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

Pro Forma Adjustments:

(1)	After distributions to partners, net cash consideration attributable to Newmont at the closing of the transaction, less transaction costs and cash deposits received as of September 30, 2016.
(2)

Estimated fair value of derivative assets attributable to Newmont as consideration at the closing of the transaction. These derivative assets  are comprised of (i) a Contingent Payment of up to $152 attributable to Newmont and (ii) an Elang Development deferred payment of $118 attributable to Newmont.

(3)	Reclassification of net cash deposits received as of September 30, 2016 to proceeds on sale.
(4)

The disposal of Newmont's investment in Batu Hijau, less the loss arising from the transaction. The loss represents the difference between the consideration received, net of transaction costs, and the investment balance for the Batu Hijau entities at September 30, 2016. This loss has not been reflected in the pro forma condensed consolidated statements of operations as it is considered to be nonrecurring in nature. No adjustment has been made to the sale proceeds to give effect to any potential post-closing adjustments associated with the sale.